UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 8, 2009
LEXARIA CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	333-132134 (Commission File Number)	20-2000871 (IRS Employer Identification No.)
#604 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8
Registrant's telephone number, including area code: (604) 602-1675
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sales of Equity Securities

On July 20, 2007, the Company had adapted a Stock Option Plan.  Based on this original Stock Option Plan, on July 8, 2009, the Company has granted additional 75,000 stock options to its directors and consultants of the Company.  The exercise price of the stock options is $0.20, which are vested immediately and expires July 20, 2011.

The following are the recipients and the options granted:

Christopher Bunka

  18,750

David DeMartini

    6,250

Ken Brooks

    6,250

Thomas Ihrke

    6,250

Bal Bhullar

  37,500

Based on the original Stock Option Plan, on July 8, 2009, the Company has modified the exercise price of the previous 1,300,000 stock options that have now been modified to 325,000 stock options after the 4 to 1 stock consolidation to $0.20.

The following are the recipients and options exercise price modified:

Christopher Bunka

200,000

Ken Brooks

  75,000

Bal Bhullar

  12,500

Tom Ihrke

  37,500

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
10.1	Form of Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 8, 2009

(Signature)	Lexaria Corp. By: “/s/ Chris Bunka” Chris Bunka President & CEO